Exhibit 99.1

1st QTR 2021 Investor Presentation NASDAQ: MRBK ®

2 Meridian Corporation Forward-Looking Statements Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties including, without limitation: the impact of the current COVID-19 pandemic and government responses thereto, on the U.S. economy, including the markets in which we operate; actions that we and our customers take in response to these factors and the effects such actions have on our operations, products, services and customer relationships; and the risk that the Small Business Administration may not fund some or all Paycheck Protection Program (PPP) loan guaranties, among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward- looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Meridian Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10- K for the year ended December 31, 2020 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Meridian Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Meridian Corporation or by or on behalf of Meridian Bank.

3 Meridian Corporation Company Snapshot 1) As of and for the quarter ended March 31, 2021, per April 26, 2021 press release. 2) Includes PPP loans, loans held for sale and loans held for investment. 3) Excludes loans at fair value, loans held for sale and PPP loans. A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. 4) Excludes PPP loans and PPPLF borrowings. A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. Overview Financial Highlights 1QTR 2021¹ Balance Sheet ($ in Millions) Asset Quality (%) Profitability (%) State-chartered commercial bank established in July 2004 and headquartered in suburban Philadelphia. Serves Pennsylvania, New Jersey, Delaware and Maryland with more than 20 offices and a full suite of financial products and services. Meridian specializes in business and industrial lending, retail and commercial real estate lending, electronic payments, along with a broad menu of high-yield depository products supported by robust online and mobile access. Noninterest income businesses include Meridian Mortgage , SBA Lending and Meridian Wealth Partners. ® ® Assets 1,744 $ Loans & Leases2 1,525 $ Deposits 1,384 $ Equity 144 $ NPA's/Assets 0.49% Nonaccrual Loans/Loans 0.56% Reserves/Loans3 1.65% NCOs (recoveries)/Loans 0.00% ROA 2.43% ROE 30.06% Net Interest Margin 3.72% / 3.64% 4 Tangible Equity 7.99%

4 Meridian Corporation Current Meridian Franchise Footprint Geographic Footprint Branches Mortgage LPOs Meridian Corporation Holding Company Meridian Bank 100% Owned Subsidiary Organizational Structure Meridian Wealth Partners 100% Owned Subsidiary Apex Realty 100% Owned OREO Subsidiary Meridian Land Settlement Services 100% Owned Subsidiary Meridian Equipment Finance 100% Owned Subsidiary

5 Meridian Corporation Overview of Business Lines Commercial & Industrial Lending – Lines of credit, term loans – Owner-occupied commercial mortgages – Leasing through Meridian Equipment Finance® Commercial Real Estate Lending – Commercial mortgages – Construction loans – Land development loans Consumer Lending – Home equity loans / lines of credit Deposit & Treasury management services SBA Lending – 7(a), 504, franchise, acquisition loans – Top 4 originator in Eastern PA district Core Banking Meridian Mortgage Wealth Management and Advisory Services Typical residential lending to homeowners and small scale investors Over 85% of loans are originated in the PA, NJ, DE, VA, MD and DC markets – Majority of these loans were for 1-4 family housing – 99% are sold Originations were 64% refi / 36% purchase in Q1 2021. 60% refi / 40% purchase in 2020. Historically, 70% purchase and 30% refi Originations totaled $725 million for 1Q 2021, $2.4 billion for YR 2020 and $603 million for YR 2019 Meridian Wealth Partners ® is a registered investment advisor and wholly-owned subsidiary of the Bank Provides a comprehensive array of wealth management services and trusted guidance $996 Million AUM as of March 31, 2021 Clients include: – Professionals – High net worth individuals – Company benefit plans Provable synergies between the core bank and wealth businesses

Deep and Experienced Leadership

Meridian Executive Management		
	Chris Annas *Chairman of the Board* *President & CEO*	• Founder, Chairman, President and Chief Executive Officer of the Bank since its opening in 2004 • Held executive positions with various regional banks in the Delaware Valley since 1986 • Over 35 years of banking experience in various commercial lending capacities
	Denise Lindsay *EVP & CFO, Director*	• Manages all corporate accounting functions and is responsible for asset-liability management, financial reporting, tax planning and reporting, budgeting and investor relations • Over 25 years experience in bank financial management, Certified Public Accountant, former Senior Accountant for KPMG, LLP and member of the Financial Managers Society and PICPA
	Joseph Cafarchio *EVP & CCO*	• Heads credit underwriting and administration • Over 35 years of experience in commercial lending in the region, including five years at the Federal Reserve Bank of Philadelphia • Previously Chief Lending Officer from the Bank's inception until January 2017 when the Bank split the role of Chief Lending Officer and Chief Credit Officer
	Charles D. Kochka *EVP & CLO*	• Has served as leader of commercial and consumer lending at the Bank since 2017 • Has more than 35 years experience in commercial lending in the Delaware Valley
	Randy J. McGarry *EVP & CIO*	• Responsible for executing technology and operational solutions aligned with corporate strategy • Over 25 years of banking experience with expertise in IT strategy, technology architecture, network infrastructure, core system conversions and merger & acquisitions • Member of the Greater Philadelphia Senior Executive Group and the Society for Information Management
	Clarence Martindell *EVP & CRE Lending*	• In charge of growing and maintaining a strong commercial real estate loan portfolio, along with growing the Bank's title business and handling the disposition of all REO • Over 25 years of real estate lending experience. • Prior to joining the Bank, was the Director of Finance for Westrum Development Co., a regional homebuilder
	T. Benjamin Marsho *EVP & Risk & Treasury*	• Oversees risk management, treasury, compliance and BSA / AML • Over 25 years of banking experience, including 5 years at the Office of Comptroller of the Currency, nearly 10 years as Controller at a publicly traded community bank and 5 years in investment and treasury management of a $50 billion multinational bank

Meridian Corporation 6

7 Meridian Corporation 1QTR 2021 Highlights 1) Excludes loans at fair value, loans held for sale and PPP loans. A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. Net income was $10.2 million for the quarter, or $1.65 per diluted share, driven by continued strong non- interest income, as well loan and deposit growth. For the quarter, Meridian generated revenues of $44.5 million, resulting in ROE of 30.06% and ROA of 2.43%. Loan growth for the quarter equaled 3.9% (ex PPP and residential held-for-sale), and totaled 10.5% year over year. Growth for the quarter was concentrated in CRE loans, SBA loans (non-PPP), and originations from our new Meridian Equipment Finance leasing division. Non-interest income decreased $2.9 million, or 9.7%, over 4Q 2020 - driven by a decline in mortgage banking revenue, offset partially by increases of $107 thousand and $494 thousand in wealth management advisory fees and SBA loan sales income, respectively. Provision for loan losses for the quarter was $599 thousand, down $564 thousand, or 48.5% from 4Q 2020. ALLL to total loans, excluding loans at fair value and PPP loans, was 1.65%1 at both March 31, 2021 and December 31, 2020. Total assets increased $23.8 million, or 1.4%, quarter over quarter to $1.7 billion due mainly to the increased in commercial loans and a net increase in PPP loans. Total loans overall were $1.5 billion at March 31, 2021. The Board of Directors declared a quarterly cash dividend of $0.125 per common share, payable May 17, 2021, to shareholders of record as of May 10, 2021 and announced a $6 million share repurchase program.

8 Meridian Corporation Balance Sheet Growth 1) Includes loans held for sale and held for investment. Total Assets ($M) Loans and Leases1 ($M) Total Deposits ($M) Consolidated Equity ($M) $856 $998 $1,151 $1,720 $1,744 2017 2018 2019 2020 1Q 21 $730 $876 $998 $1,514 $1,525 2017 2018 2019 2020 1Q 21 $627 $752 $851 $1,241 $1,384 2017 2018 2019 2020 1Q 21 $101 $110 $121 $142 $144 2017 2018 2019 2020 1Q 21

9 Meridian Corporation Summary Income Statement Net Interest Income ($M) Non-interest Income ($M) Non-interest Expense ($M) Pre-tax Income ($M) 2017 2018 2019 2020 1Q 21 Wealth $0.1 $0.3 $0.1 $(0.0) $(0.0) Mortgage $0.4 $1 $0.3 $2 $0.6 Bank $28 $32 $36 $47 $14.5 2017 2018 2019 2020 1Q 21 Wealth $2 $3 $3 $3 $0.9 Mortgage $30 $24 $22 $57 $18.4 Bank $23 $24 $28 $33 $8.9 2017 2018 2019 2020 1Q 21 Wealth $3 $4 $4 $4 $1.1 Mortgage $30 $25 $24 $75 $23.6 Bank $2 $2 $4 $8 $2.3 2017 2018 2019 2020 1Q 21 Wealth $0.5 $0.8 $0.3 $0.6 $0.2 Mortgage $0.6 $1.6 $2.4 $20.9 $5.8 Bank $4.7 $8.1 $10.8 $13.0 $7.3

10 Meridian Corporation Consistent Revenue Growth ($M) $2.6 $3.7 $3.5 $3.9 $1.1 $31.0 $26.2 $25.1 $79.0 $24.7 $36.3 $44.7 $55.3 $66.7 $18.7 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2017 2018 2019 2020 1Q 21 Bank Mortgage Wealth Total Revenue: 1Q 2021 - $44.5 FY 2020 - $149.6 FY 2019 - $83.9 FY 2018 - $74.6 FY 2017 - $70.0

11 Meridian Corporation Capital Summary Bank Holding Company Regulatory Minimum 2 Tangible Common Equity / Tangible Common Assets (%)1 Tier 1 Leverage Ratio (%) Tier 1 Capital Ratio (%) Total Capital Ratio (%) 1) A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. 2) To be well capitalized. 11.27% 10.53% 13.52% 10.25% 10.22% 11.27% 10.53% 10.11% 7.99% 7.99% 6.50% 6.50% 6.50% 6.50% 6.50% 2017 2018 2019 2020 2021 12.37% 11.16% 14.08% 11.54% 11.34% 12.37% 11.16% 10.55% 8.96% 8.86% 5.00% 5.00% 5.00% 5.00% 5.00% 2017 2018 2019 2020 2021 12.86% 11.72% 14.98% 13.15% 12.66% 12.86% 11.72% 11.21% 10.22% 9.90% 8.00% 8.00% 8.00% 8.00% 8.00% 2017 2018 2019 2020 2021 15.53% 13.66% 16.09% 14.54% 14.03% 15.53% 13.66% 16.10% 14.55% 14.05% 10.00% 10.00% 10.00% 10.00% 10.00% 2017 2018 2019 2020 2021

12 Meridian Corporation Segment Information 1) A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. Pre-tax/pre-provision income by segment percentage for three months ended March 31, 2021 Pre-tax/pre-provision (PTPP)1 income increased 6.6% over 4Q 2020, due mostly to an increase in bank segment earnings Bank PTPP1 increased $1.6 million or 25.4%. Net interest income was up $228 thousand, combined with other income up $292 thousand and operating expense down $1.1 million Mortgage Banking PTPP1 decreased $802 thousand or 12.2% due mostly to a slow down in mortgage originations Wealth Management PTPP1 increased $70 thousand or 44.3% over 4Q due to an increase in AUM of $36 Million, partially offset by higher marketing and employee costs 57% 41% 2% Bank Mortgage Banking Wealth Management (dollars in thousands) 1Q 2021 4Q 2020 Change Pre-tax/pre-provision Income: 1 Bank 7,891 6,294 1,597 Mortgage Banking 5,787 6,589 (802) Wealth Management 227 157 70 Total pre-tax/pre-provision Income 13,905 $ 13,040 $ 864 $

13 Meridian Corporation Mortgage Division Historical Performance March 31, 2021 Source: Company documents Historically profitable Expansion into MD more than doubled originations, $2.4B in 2020 2020 earnings $14.8M 1Q2021 trends continuing; originations $725M and earnings of $4.4M 1Q originations were 64% refinance and 36% purchase market Historically purchase/refi mix greater than 75/25 $4.4 $1.0 $1.3 $1.3 $2.2 $1.5 $0.3 $1.3 $1.6 $14.8 $(1) $1 $3 $5 $7 $9 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q 2021 Mortgage Division Net Income - Quarterly Q1 Q2 Q3 Q4 YTD Net Income $ Millions

14 Meridian Corporation $1.5 Billion total gross loans and leases as of March 31, 20211 – $225.6 M net PPP loans CRE concentration of 172% of capital as of March 31, 2021 Average yield on loans of 4.59% for 1Q 2021, compared to 4.56% for 4Q 2020 Average yield on loans, excluding PPP loans, of 4.60% for 1Q 2021 Balanced Loan Portfolio March 31, 2021 1) Total loans held for investment and held for sale, net of fees and costs. Source: Company documents Total Loans: $1.5 Billion 39% 9% 27% 16% 4% 5% CRE C&D C&I PPP Residential HELOC/consumer

Commercial Loans by Industry March 31, 2021 Meridian Corporation Note: Balances do not include consumer loans; HELoC, and 1st mortgages. Source: Company documents 15 Manufacturing 16.7% Construction Related 12.6% Professional, Scientific and Technical Services 10.8% Other 10.0% Leisure 9.6% Wholesale Trade 7.5% Admin & Support 6.8% Health Care and Social Assistance 5.2% Finance, Insurance and Real Estate Services 5.2% Residential and Commercial Construction 4.9% Retail Trade 4.8% CPAs & Attorneys 3.5% Residential RE Investment 0.9% Waste Mgmt & Remediation 0.7% Real Estate and Rental Lease 0.5% Coml RE Investment 0.3% Industry Concentration Balance Percent of Total Manufacturing 94,524,163 $ 16.7% Construction Related 71,430,251 $ 12.6% Professional, Scientific and Technical Services 61,160,802 $ 10.8% Other 56,842,058 $ 10.0% Leisure 54,400,568 $ 9.6% Wholesale Trade 42,404,795 $ 7.5% Administration and Support 38,408,719 $ 6.8% Health Care and Social Assistance 29,670,126 $ 5.2% Finance, Insurance and Real Estate Services 29,515,903 $ 5.2% Residential and Commercial Construction 27,945,912 $ 4.9% Retail Trade 27,238,612 $ 4.8% CPAs & Attorneys 19,940,867 $ 3.5% Residential Real Estate Investment 4,823,834 $ 0.9% Waste Management & Remediation 3,711,562 $ 0.7% Real Estate and Rental Lease 2,792,188 $ 0.5% Commercial Real Estate Investment 1,774,120 $ 0.3% 566,584,479 $ 100.0%

16 Meridian Corporation Commercial Real Estate Loans by Industry March 31, 2021 Residential and Commercial Construction 22.7% Residential Real Estate Investment 22.2% Commercial Real Estate Investment 19.8% Construction Related 5.7% Other 5.2% Health Care and Social Assistance 3.9% Manufacturing 3.8% Leisur e… Professional, Scientific and Technical … Wholesale Trade 2.9% Finance, Insurance and Real Estate Services… Retail Trade 2.0% Real Estate and Rental … Administration and Support 0.4% CPAs & Attorneys 0.2% Industry Concentration Balance Percent of Total Residential and Commercial Construction 150,219,340 $ 22.7% Residential Real Estate Investment 146,771,171 $ 22.2% Commercial Real Estate Investment 130,826,901 $ 19.8% Construction Related 37,917,168 $ 5.7% Other 34,434,121 $ 5.2% Health Care and Social Assistance 26,060,151 $ 3.9% Manufacturing 25,374,162 $ 3.8% Leisure 24,128,342 $ 3.7% Professional, Scientific and Technical Services 20,998,708 $ 3.2% Wholesale Trade 19,461,778 $ 2.9% Finance, Insurance and Real Estate Services 16,956,136 $ 2.6% Retail Trade 13,538,027 $ 2.0% Real Estate and Rental Lease 10,413,727 $ 1.6% Administration and Support 2,355,598 $ 0.4% CPAs & Attorneys 1,068,574 $ 0.2% 660,523,906 $ 100.0%

17 Meridian Corporation Construction and Land Development Source: Company documents $134.6 M in construction and land development loans as of March 31, 2021 – $24.6 M land development Average yield on loans of 6.27% for 1Q 2021 68% of total capital as of March 31, 2021 19% 43% 8% 17% 12% 1% Pre-sold residential Spec residential Rental 1-4 houses Rental 5+ houses Mixed use Other March 31, 2021

18 Meridian Corporation Shared National Credits by Industry March 31, 2021 Source: Company documents Managed by experienced (30 yrs) large corporate lender Buy/participate in more secure, less yielding facilities Purposeful industry diversification Provides added liquidity on balance sheet Yielded 3.18% in 1Q 2021 Industry Concentration Balance Percent of Total Number of Loans Manufacturing 27,316,676 $ 37.9% 21 Scientific and Technical Services 12,735,459 $ 17.7% 6 Administration and Support 9,545,796 $ 13.3% 3 Wholesale Trade 8,461,323 $ 11.7% 4 Retail Trade 3,919,546 $ 5.4% 3 Wired Telecom Carriers 3,888,933 $ 5.4% 1 Other 3,224,751 $ 4.5% 2 Coml Air Rail Water Trans Equip Rent & Lease 2,940,000 $ 4.1% 1 72,032,485 $ 100.0% 41 Manufacturing 37.9% Scientific and Technical Services 17.7% Administration and Support 13.3% Wholesale Trade 11.7% Retail Trade 5.4% Wired Telecom Carriers 5.4% Other 4.5% Coml Air Rail Water Trans Equip Rent & Lease 4.1%

19 Meridian Corporation Asset Quality March 31, 2021 1) Nonperforming assets defined as loans 90+ days past due and still accruing, nonaccrual loans and leases and OREO, excluding performing TDRs. 2) Excludes loans held for sale and, for 2Q 2020 to 1Q 2021, PPP loans. A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. 3) Includes loans held for sale and held for investment. NPAs¹ / Assets (%) Reserves / Loans2 (%) Nonaccrual Loans / Loans3 (%) Net Chargeoffs / Average Loans (%) 0.42% 0.39% 0.30% 0.51% 0.47% 0.45% 0.46% 0.49% 2017 2018 2019 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 0.43% 0.45% 0.34% 0.58% 0.54% 0.52% 0.52% 0.56% 2017 2018 2019 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 0.96% 0.97% 1.00% 1.10% 1.27% 1.59% 1.65% 1.65% 2017 2018 2019 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 COVID-19 Impact to ALLL 0.13% 0.03% (0.06%) 0.00% 0.00% 0.01% 0.00% 0.00% 2017 2018 2019 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21

20 Meridian Corporation Allowance for Loan Losses March 31, 2021 1) Includes loans held for sale and held for investment. ALLL Coverage by Portfolio ALLL Coverage Ratios •Provision for loan losses was $599 thousand for 1Q 2021 • ALLL to non-performing loans ratio increased to 214.4% • ALLL to total loans* ratio of 1.65% at March 31, 2021, consistent with December 31, 2020, and up from 1.10% at March 31, 2020 (dollars in thousands) Loan Portfolio* Portfolio Balance ALLL Coverage Commercial mortgage 517,423 $ 7,655 $ 1.48% Commercial and industrial 308,091 6,238 2.02% Constr & land development 134,602 2,311 1.72% Home equity 55,577 311 0.56% Residential mortgage 34,912 314 0.90% Small business 62,373 1,544 2.48% Consumer 469 4 0.76% Total 1,113,445 $ 18,376 $ 1.65% *Excluding PPP loans and loans at fair value March 31, 2021 1.10% 1.27% 1.59% 1.65% 1.65% 0.58% 0.54% 0.52% 0.52% 0.56% 0.51% 0.47% 0.45% 0.46% 0.49% 168.3% 170.6% 209.5% 224.8% 214.4% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 Allowance Ratios Allowance for loan losses / Total loans held for investment Non-performing loans/Total loans (1) Non-performing assets/Total assets Alowance for loan losses/Non-performing loans

21 Meridian Corporation COVID-19 Loan Modifications (Active) March 31, 2021 1) Excludes loans held for sale and PPP loans. $10 $9 $19 $15 $12 $12 $17 $15 $5 $4 $10 $10 $- $5 $- $16 $3 $5 $2 4.3% 4.9% 1.8% 2.5% 2.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $- $10 $20 $30 $40 $50 $60 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 COVID-19 Loan Modifications ($ millions) Retail Hospitality C&I Building Construction Residential mortgages Other Total Loan Mods as % of Loans (1)

22 Meridian Corporation Investment Portfolio Composition March 31, 2021 Source: Company documents $141.7 million total investments as of March 31, 2021 – 95.0% available-for-sale – 5.0% held-to-maturity Average TEY of 2.06% year-to-date Realized gains of $48 thousand in 1Q Unrealized gains $632 thousand at March 31, 2021 Conservative investment portfolio – 100% investment grade Total Securities: $141.7 Million 18% 22% 47% 9% 4% US asset backed US government agency State & municipal - tax free State & municipal - taxable Other

23 Meridian Corporation $1.4B total deposits as of March 31, 2021 Diversified deposit mix – 36% transaction accounts – 19% noninterest-bearing deposits to total deposits – Average cost of total deposits of 0.49% for 1Q 2021, down from 0.61% for 4Q 2020 Deposit Composition March 31, 2021 Source: Company documents 19% 17% 43% 19% 2% Non-interest-bearing deposits Interest checking accounts Money market/savings accounts Time deposits Jumbo time deposits Total Deposits: $1.4 billion

24 Meridian Corporation Time Deposit Repricing Opportunities March 31, 2021 Source: Company documents $75M time deposits matured during Q1 2021 Cost of CDs and cost of funds improved by 43 bps and 14 bps, respectively $48M time deposits with a blended cost of 55 bps maturing over next 3 months Potential to renew upcoming brokered CD maturities to longer terms, shrink gap in LT- liabilities $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 1-3 MONTHS 3-6 MONTHS 6-9 MONTHS 9-12 MONTHS 12-18 MONTHS 18-24 MONTHS > 2 YRS > 3 YRS 0.55% 0.41% 0.28% 0.16% 0.20% 0.99% 0.68% 0.81% Time Deposit Maturity Schedule (000's)

25 Meridian Corporation Appendix

Historical Financial Highlights

	For the Year Ended						
Dollar Values in Thousands, Except Per Share Amounts	2017Y	2018Y	2019Y	2020Y	1Q 20	4Q 20	1Q 21
Balance Sheet							
Total Assets	$ 856,035	$ 997,480	$ 1,150,019	$ 1,720,197	$ 1,303,442	$ 1,720,197	$ 1,743,977
Loans[1]	729,661	875,801	998,414	$ 1,513,963	1,129,067	1,513,963	1,524,799
Deposits	627,109	752,130	851,168	$ 1,241,335	993,753	1,241,335	1,383,590
Gross Loans / Deposits	116.35%	116.44%	117.30%	121.96%	113.62%	121.96%	110.21%
Capital							
Total Equity	$ 101,363	$ 109,552	$ 120,695	$ 141,622	$ 118,033	$ 141,622	$ 143,505
Tangible Common Equity / Tangible Assets - HC[3]	11.27%	10.53%	10.11%	7.99%	8.73%	7.99%	7.99%
Tangible Common Equity / Tangible Assets - Bank[3]	11.27%	10.53%	13.52%	10.25%	11.77%	10.25%	10.22%
Tier 1 Leverage Ratio - HC	12.37%	11.16%	10.55%	8.96%	9.80%	8.96%	8.86%
Tier 1 Leverage Ratio - Bank	12.37%	11.16%	14.08%	11.54%	13.22%	11.54%	11.34%
Total Capital Ratio - HC	15.53%	13.66%	16.10%	14.55%	14.80%	14.55%	14.05%
Total Capital Ratio - Bank	15.53%	13.66%	16.09%	14.54%	14.84%	14.54%	14.03%
Commercial Real Estate Loans / Total RBC	155.83%	183.80%	176.97%	172.15%	196.49%	172.15%	171.74%
Earnings & Profitability							
Net Income	$ 3,032	$ 8,163	$ 10,481	$ 26,438	$ 2,516	$ 8,997	$ 10,170
ROA	0.39%	0.90%	1.01%	1.78%	0.87%	2.09%	2.43%
ROE	3.97%	7.77%	9.09%	21.33%	8.40%	27.68%	30.06%
Net Interest Margin (NIM)(TEY)	3.93%	3.80%	3.65%	3.40%	3.49%	3.59%	3.72%
NIM (TEY, excluding PPP loans and PPPLF borrowings)[3]	3.93%	3.80%	3.65%	3.47%	3.49%	3.52%	3.64%
Non-Int Inc. / Avg. Assets	4.69%	3.58%	3.19%	5.85%	3.60%	6.97%	6.47%
Efficiency Ratio	87.8%	81.4%	79.2%	68.5%	74.5%	71.0%	67.0%
Asset Quality							
Nonaccrual Loans / Loans[1]	0.43%	0.45%	0.34%	0.62%	0.58%	0.52%	0.56%
NPAs / Assets	0.42%	0.39%	0.30%	0.46%	0.51%	0.46%	0.49%
Reserves / Loans[2,3]	0.96%	0.97%	1.00%	1.65%	1.10%	1.65%	1.65%
NCOs / Average Loans	0.13%	0.03%	(0.06%)	0.00%	0.00%	0.00%	0.00%
Yield and Cost							
Yield on Earning Assets (TEY)	4.83%	5.14%	5.30%	4.35%	4.98%	4.28%	4.29%
Yield on Earning Assets (TEY), excluding PPP loans)[3]	4.83%	5.14%	5.30%	4.51%	4.98%	4.27%	4.26%
Cost of Deposits	0.79%	1.29%	1.67%	1.07%	1.41%	0.61%	0.49%
Cost of Interest-Bearing Liabilities	1.16%	1.69%	2.10%	1.18%	1.87%	0.95%	0.77%

1) Includes loans held for sale and held for investment.
2) Includes loans held for investment (excluding loans at fair value and PPP loans).
3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation.
Note: 2017 Financials are at bank level; Meridian Corporation Holding Company formed 3Q2018.

Meridian Corporation 26

Reconciliation of Non-GAAP Financial Measures

Tangible common equity to tangible assets

Management uses the measure tangible common equity to tangible assets to assess our capital strength. We believe that this non-GAAP financial measure is useful to investors because, by removing the impact of our preferred stock, goodwill and other intangible assets, it allows investors to more easily assess our capital adequacy. This non-GAAP financial measure should not be considered a substitute for any regulatory capital ratios and may not be comparable to other similarly titled measures used by other companies. The table below provides the non-GAAP reconciliation for our tangible common equity to tangible assets:

(dollars in thousands) Meridian Corporation	2017Y	2018Y	2019Y	2020 Y	1Q 21
Tangible common equity ratio:					
Total stockholders' equity	101,363	109,552	120,695	141,622	143,505
Less:					
Goodwill	899	899	899	899	899
Intangible assets	4,596	4,147	3,874	3,601	3,533
Tangible common equity	95,869	104,507	115,922	137,122	139,073
Total assets	856,035	997,480	1,150,019	1,720,197	1,743,977
Less:					
Goodwill	899	899	899	899	899
Intangible assets	4,596	4,147	3,874	3,601	3,533
Tangible assets	$ 850,540	992,434	1,145,246	1,715,697	1,739,545
Tangible common equity ratio	11.27%	10.53%	10.12%	7.99%	7.99%

(dollars in thousands) Meridian Bank	2017Y	2018Y	2019Y	2020 Y	1Q 21
Tangible common equity ratio:					
Total stockholders' equity	101,363	109,552	159,643	180,288	182,171
Less:					
Goodwill	899	899	899	899	899
Intangible assets	4,596	4,147	3,874	3,601	3,533
Tangible common equity	95,869	104,507	154,870	175,788	177,739
Total assets	856,035	997,480	1,149,979	1,720,166	1,743,977
Less:					
Goodwill	899	899	899	899	899
Intangible assets	4,596	4,147	3,874	3,601	3,533
Tangible assets	$ 850,540	992,434	1,145,206	1,715,666	1,739,545
Tangible common equity ratio	11.27%	10.53%	13.52%	10.25%	10.22%

Meridian Corporation 27

Reconciliation of Non-GAAP Financial Measures

Dollar Values in Thousands

Reconciliation of PPP Related Non-GAAP Measures	For the Quarter Ended 1Q 20	2Q 20	3Q 20	4Q 20	1Q 21
Reconciliation of Net Interest Margin (TEY, exluding PPP loans and PPPLF borrowings)					
Net interest margin (TEY)	3.49%	3.27%	3.26%	3.59%	3.72%
Impact of PPP loans and PPPLF borrowings	—	0.14%	0.21%	(0.07%)	(0.08%)
Net interest margin (TEY, excluding PPP loans and PPPLF borrowings)	**3.49%**	**3.41%**	**3.47%**	**3.52%**	**3.64%**
Reconciliation of Reserves / Loans					
Allowance for loan losses / Total loans held for investment	1.08%	1.01%	1.27%	1.38%	1.36%
Less: Impact of loans held for investment - fair valued	0.02%	0.00%	0.00%	0.00%	0.00%
Less: Impact of PPP loans	—	0.26%	0.32%	0.27%	0.29%
Allowance / Total loans held for investment (excl. loans at fair value and PPP loans)	**1.10%**	**1.27%**	**1.59%**	**1.65%**	**1.65%**
Reconciliation of Yield on Earning Assets					
Yield on earning assets (TEY)	4.98%	4.24%	4.07%	4.28%	4.29%
Impact of PPP loans	—	0.26%	0.32%	(0.01%)	(0.03%)
Yield on earning assets (TEY, excluding PPP loans)	**4.98%**	**4.50%**	**4.39%**	**4.27%**	**4.26%**

Reconciliation of Pre-tax, Pre-Provision Non-GAAP Measure	For the Quarter Ended 1Q 20	2Q 20	3Q 20	4Q 20	1Q 21
Income before inocme tax expense	3,271	7,403	11,985	11,877	13,306
Add: Provision for loan losses	1,552	1,631	3,956	1,163	599
Pre-tax, pre-provision income	**$4,823**	**$9,034**	**$15,941**	**$13,040**	**$13,905**

Meridian Corporation 28